Exhibit 99.1

AmeriCredit Corporation

Composition of the Receivables
2004-C-A Initial Cut
8/23/04*

	New	Used	Total

Aggregate Principal Balance (1)	$354,913,384.14	$519,404,371.69	$874,317,755.83
Number of Receivables in Pool	16,714	34,758	51,472
Percent of Pool by Principal Balance	40.59%	59.41%	100.00%
Average Principal Balance	$21,234.50	$14,943.45	$16,986.28
Range of Principal Balances	($300.30 to $64,471.38)	($250.97 to $64,368.44)
Weighted Average APR (1)	14.71%	16.79%	15.95%
Range of APRs	(1.90% to 25.99%)	(6.00% to 29.95%)
Weighted Average Remaining Term	66	60	62
Range of Remaining Terms	(3 to 72 months)	(3 to 72 months)
Weighted Average Original Term	67	62	64
Range of Original Terms	(12 to 72 months)	(18 to 72 months)

(1)
Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts’ aggregate yield on the Aggregate Principal Balance.

Distribution of the Receivables by APR as of the Cutoff Date

APR Range	Aggregate Principal Balance as of Cutoff Date (1)	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)

1.000%-1.999%	767,700.95	0.09%	44	0.09%
2.000%-2.999%	521,979.49	0.06%	27	0.05%
3.000%-3.999%	848,366.90	0.10%	41	0.08%
4.000%-4.999%	917,701.37	0.10%	53	0.10%
5.000%-5.999%	627,736.73	0.07%	33	0.06%
6.000%-6.999%	2,334,010.83	0.27%	127	0.25%
7.000%-7.999%	2,674,899.01	0.31%	132	0.26%
8.000%-8.999%	12,186,770.08	1.39%	580	1.13%
9.000%-9.999%	43,074,463.13	4.93%	2,197	4.27%
10.000%-10.999%	36,214,235.57	4.14%	1,771	3.44%
11.000%-11.999%	42,302,050.86	4.84%	2,119	4.12%
12.000%-12.999%	59,423,574.24	6.80%	3,073	5.97%
13.000%-13.999%	58,323,304.61	6.67%	3,021	5.87%
14.000%-14.999%	70,425,478.68	8.05%	3,727	7.24%
15.000%-15.999%	78,950,232.80	9.03%	4,311	8.38%
16.000%-16.999%	93,370,356.66	10.68%	5,177	10.06%
17.000%-17.999%	119,126,327.73	13.63%	7,285	14.15%
18.000%-18.999%	112,179,817.86	12.83%	7,301	14.18%
19.000%-19.999%	73,946,911.38	8.46%	5,268	10.23%
20.000%-20.999%	38,622,270.16	4.42%	2,903	5.64%
21.000%-21.999%	20,160,004.58	2.31%	1,622	3.15%
22.000%-22.999%	4,054,204.64	0.46%	353	0.69%
23.000%-23.999%	1,852,666.33	0.21%	179	0.35%
24.000%-24.999%	1,256,229.87	0.14%	111	0.22%
25.000%-25.999%	90,237.93	0.01%	9	0.02%
26.000%-26.999%	30,532.25	0.00%	3	0.01%
27.000%-27.999%	15,111.94	0.00%	2	0.00%
28.000%-28.999%	14,187.21	0.00%	2	0.00%
29.000%-29.999%	6,392.04	0.00%	1	0.00%

TOTAL	874,317,755.83	100.00%	51,472	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR’s represent APR’s on Principal Balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

* Receivable information is through close of business on date indicated.

AmeriCredit Corporation

Distribution of the Receivables by Geographic Location of Obligor
2004-C-A Initial Cut
8/23/04*

State	Aggregate Principal Balance as of Cutoff Date (1)	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)

Alabama	12,302,862.42	1.41%	717	1.39%
Alaska	1,231,601.03	0.14%	63	0.12%
Arizona	17,592,175.01	2.01%	1,038	2.02%
Arkansas	7,291,525.88	0.83%	448	0.87%
California	96,584,066.46	11.05%	4,970	9.66%
Colorado	5,959,146.77	0.68%	370	0.72%
Connecticut	4,858,487.73	0.56%	305	0.59%
Delaware	3,482,261.53	0.40%	210	0.41%
District of Columbia	1,888,118.36	0.22%	105	0.20%
Florida	95,945,752.29	10.97%	5,616	10.91%
Georgia	28,094,394.28	3.21%	1,649	3.20%
Hawaii	1,744,431.54	0.20%	107	0.21%
Idaho	1,542,327.62	0.18%	96	0.19%
Illinois	35,698,760.48	4.08%	2,178	4.23%
Indiana	17,050,481.86	1.95%	1,097	2.13%
Iowa	2,597,190.01	0.30%	162	0.31%
Kansas	4,325,759.66	0.49%	252	0.49%
Kentucky	15,141,459.21	1.73%	960	1.87%
Louisiana	15,012,787.94	1.72%	834	1.62%
Maine	4,429,472.37	0.51%	306	0.59%
Maryland	19,912,307.79	2.28%	1,146	2.23%
Massachusetts	13,674,383.94	1.56%	828	1.61%
Michigan	22,167,909.77	2.54%	1,375	2.67%
Minnesota	6,934,609.58	0.79%	435	0.85%
Mississippi	11,541,248.28	1.32%	675	1.31%
Missouri	11,551,392.42	1.32%	730	1.42%
Nebraska	2,342,488.54	0.27%	148	0.29%
Nevada	10,148,511.62	1.16%	555	1.08%
New Hampshire	3,680,789.44	0.42%	252	0.49%
New Jersey	21,916,848.22	2.51%	1,307	2.54%
New Mexico	8,237,601.61	0.94%	472	0.92%
New York	37,662,509.85	4.31%	2,424	4.71%
North Carolina	23,461,381.25	2.68%	1,372	2.67%
Ohio	42,690,824.50	4.88%	2,760	5.36%
Oklahoma	9,341,089.57	1.07%	571	1.11%
Oregon	6,052,885.84	0.69%	375	0.73%
Pennsylvania	45,493,133.40	5.20%	2,845	5.53%
Rhode Island	2,103,794.05	0.24%	128	0.25%
South Carolina	9,828,535.11	1.12%	580	1.13%
Tennessee	18,117,977.53	2.07%	1,093	2.12%
Texas	109,244,549.88	12.49%	5,969	11.60%
Utah	2,696,309.54	0.31%	163	0.32%
Vermont	2,129,725.86	0.24%	134	0.26%
Virginia	24,513,181.08	2.80%	1,458	2.83%
Washington	15,369,164.19	1.76%	883	1.72%
West Virginia	8,653,440.54	0.99%	543	1.05%
Wisconsin	10,538,129.48	1.21%	673	1.31%
Other (3)	1,539,970.50	0.18%	95	0.18%

TOTAL	$874,317,755.83	100.00%	51,472	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States with aggregate principal balances less than $1,000,000.

* Receivable information is through close of business on date indicated.